Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
24.	Subsequent Events

a)

In January 2016, Teekay Tankers entered into a new $894.4 million long-term debt facility, consisting of both a term loan and a revolving credit facility, which is scheduled to mature in January 2021, of which $845.8 million was used to repay Teekay Tankers’ two bridge loan facilities, which matured in late January 2016, and Teekay Tankers’ main corporate revolving credit facility, which was scheduled to mature in 2017.

b)

In February 2016, a special committee of the Board of Directors of Sevan advised that they had initiated a review of the legality of agreements between Sevan, Cefront and Teekay Offshore. Please read “Note 16c – Commitments and Contingencies – Legal Proceedings and Claims – Claims by Minority Shareholders of Sevan”.

c)

In March 2016, Petrobras claimed that Teekay Offshore should have reduced the rate of the FPSO charter contract relating to the Piranema Spirit by 2%. Please read “Note 16c – Commitments and Contingencies – Legal Proceedings and Claims – Piranema Spirit FPSO Contract”.

d)

In March 2016, a class action complaint was filed in the U.S. District Court for the District of Connecticut against the Company and certain of its officers. Please read “Note 16c – Commitments and Contingencies – Legal Proceedings and Claims – Class Action Complaint”.

e)

On April 21, 2016, during the process to lift off the gangway connecting the Arendal Spirit UMS to the P48 FPSO, the gangway of the Arendal Spirit suffered damage. The Company is currently assessing options to have the gangway repaired or replaced. The financial impact is uncertain at this early stage; however, it is possible this event may result in the Arendal Spirit being off-hire for an extended period of time and may result in the charterer’s contract termination option becoming exercisable in mid-2016, should the Arendal Spirit remain off-hire until that time.